SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [x]
Filed by a Party other than the Registrant [_]

Check the appropriate box:
[_]  Preliminary Proxy Statement                  [_] Soliciting Material Under Rule
[_]  Confidential, For Use of the                        14a-12
       Commission Only (as permitted
       by Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement
[x]  Definitive Additional Materials

Eastman Kodak Company
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(Name of Registrant as Specified In Its Charter)

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(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[x]  No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)  Title of each class of securities to which transaction applies:
____________________________________________________________________________________
2)  Aggregate number of securities to which transaction applies:
3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
4)  Proposed maximum aggregate value of transaction:
____________________________________________________________________________________
5)  Total fee paid:
[_] Fee paid previously with preliminary materials:
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
____________________________________________________________________________________
      1) Amount previously paid:
____________________________________________________________________________________
      2) Form, Schedule or Registration Statement No.:
____________________________________________________________________________________
      3) Filing Party:
____________________________________________________________________________________
      4) Date Filed:

IMPORTANT EASTMAN KODAK COMPANY ANNUAL
MEETING INFORMATION — YOUR VOTE COUNTS!

Annual Meeting Notice of Internet Availability of Proxy Materials
Important Notice Regarding the Availability of Proxy Materials for Eastman Kodak Company’s Annual Meeting to be Held on May 13, 2009 at 9:00 a.m. at the Embassy Suites Hotel Walnut Creek, 1345 Treat Boulevard, Walnut Creek, CA

Under new Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for Eastman Kodak Company’s Annual Meeting are available on the internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Annual Report on Form 10-K and Notice of 2009 Annual Meeting and Proxy Statement are available at:

www.envisionreports.com/ek

Easy Online Access — A Convenient Way to View Proxy Materials and Vote When you go online to view materials, you can also vote your shares.
Step 1:	To view and/or print the materials, go to www.envisionreports.com/ek
Step 2:	To vote, go to www.envisionreports.com/ek and click on Cast Your Vote or Request Materials
Step 3:	Follow the instructions on the screen to log in.
Step 4:	Make your selection as instructed on each screen to select delivery preferences and vote.

You can also help the environment by consenting online to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before May 3, 2009 to facilitate timely delivery.

Notice of the 2009 Annual Meeting of Shareholders

The Annual Meeting of Shareholders of Eastman Kodak Company will be held on Wednesday, May 13, 2009 at 9:00 a.m., local time, at Embassy Suites Hotel Walnut Creek, 1345 Treat Boulevard, Walnut Creek, CA. The following proposals will be voted on at the Annual Meeting:

1.	Election of 11 directors named in the Proxy Statement for a term of one year or until their successors are duly elected and qualified.

2.	Ratification of the Audit Committee’s selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm.

The Board of Directors recommends a vote FOR Items 1 and 2.

If you were a shareholder of record at the close of business on March 16, 2009, you are entitled to vote at the Annual Meeting.

Again this year, we are taking advantage of the Securities and Exchange Commission “e-proxy” rules that allow public companies to furnish proxy materials to their shareholders over the internet. We believe the rules will allow us to provide you with the information you need, while lowering the cost of delivery and reducing the environmental impact of our Annual Meeting.

If you have any questions about the Annual Meeting, please contact: Coordinator, Shareholder Services, Eastman Kodak Company, 343 State Street, Rochester, NY 14650-0218, (585) 724-5492, e-mail: shareholderservices@kodak.com.

The Annual Meeting will be accessible by the handicapped. If you require special assistance, contact the Coordinator, Shareholder Services.

By Order of the Board of Directors

Laurence L. Hickey

Secretary and Assistant General Counsel
Eastman Kodak Company
April 2, 2009

PLEASE NOTE -- YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must either vote online, by telephone or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the Meeting, please bring this notice and identification with you. Directions to attend the Annual Meeting where you may vote in person can be found in our Proxy Statement, which can be viewed at www.envisionreports.com/ek.

Here’s how to order a copy of the proxy materials and select a future delivery preference:

Paper copies: Current and future paper delivery requests can be submitted via the internet, telephone or e-mail options below.

E-mail copies: Current and future e-mail delivery requests must be submitted via the internet following the instructions below. If you request an e-mail copy of current materials you will receive an e-mail with a link to the materials.

PLEASE NOTE: You must use the numbers in the shaded bar on the reverse side when requesting a set of proxy materials.

→	Internet – Go to www.envisionreports.com/ek Follow the instructions to log in and order a paper or e-mail copy of the current proxy materials and submit your preference for email or paper delivery of future proxy materials.

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Telephone – Within the US, Canada & Puerto Rico, call us free of charge at 1-866-641-4276, outside the US, Canada & Puerto Rico, call us collect at 1-781-575-3170 using a touch tone phone and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings.

→	E-mail – Send an e-mail to investorvote@computershare.com with “Proxy Materials Order” in the subject line. In the message, include your full name and address, the three numbers located in the shaded bar on the reverse side and state that you want to receive a paper copy of current and/or future proxy materials.

To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by May 3, 2009.